UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 27, 2024
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Southern States Bancshares, Inc.

(Exact Name of Registrant as Specified in its Charter)
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Alabama	001-40727	26-2518085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
615 Quintard Ave.
Anniston, AL		36201
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (256) 241-1092
Securities registered pursuant to Section 12(b) of the Act:
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Title of each class	Trading Symbols(s)	Name of exchange on which registered
Common Stock, $5.00 par value	SSBK	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On February 27, 2024, Southern States Bancshares, Inc. (“Southern States Bancshares”), the parent company of Southern States Bank (“Southern States Bank”), and CBB Bancorp (“CBB Bancorp”), the parent company of Century Bank of Georgia (“Century Bank”), entered into an Agreement and Plan of Merger (the “Agreement”), pursuant to which: (i) CBB Bancorp will, subject to the terms and conditions set forth in the Agreement, merge with and into Southern States Bancshares (the “Corporate Merger”), with Southern States Bancshares as the surviving corporation in the Corporate Merger and (ii) subsequent to the Corporate Merger, Century Bank will merge with and into Southern States Bank (the “Bank Merger,” and together with the Corporate Merger, the “Merger”) with Southern States Bank as the surviving banking corporation in the Bank Merger.

Under the terms and subject to the conditions of the Agreement, upon the consummation of the Corporate Merger (the “Effective Date”), holders of CBB Bancorp will have the right to elect to receive either 1.550 shares of Southern States Bancshares common stock or $45.63 in cash for each share of CBB Bancorp common stock they hold. Shareholder elections for cash are subject to proration such that no more than 10% of the shares outstanding of CBB Bancorp common stock will receive the cash consideration. At the Effective Date, all options to purchase CBB Bancorp common stock under the CBB Bancorp amended and restated stock option and incentive plan, whether vested or unvested, will be cancelled and extinguished and exchanged into the right to receive cash equal to the product of the number of shares underlying the option by the excess, if any, of $45.63 over the exercise price of the option.

The Agreement contains customary representations and warranties and covenants by Southern States Bancshares and CBB Bancorp, including, among others, covenants relating to (1) the conduct of each party’s business during the period prior to the consummation of the Merger, (2) CBB Bancorp’s obligations to facilitate CBB Bancorp’s shareholders’ consideration of, and voting upon, the Agreement and the Merger at a meeting of shareholders held for that purpose, (3) the recommendation by the CBB Bancorp board of directors in favor of approval of the Agreement and the Merger, and (4) CBB Bancorp’s non-solicitation obligations relating to alternative business combination transactions. The Agreement further provides that Richard E. Drews, Jr. will join the board of directors of Southern States Bancshares and board of directors of Southern States Bank on the Effective Date.

Each party’s obligation to consummate the Merger is subject to customary closing conditions, including, among others, (1) approval of the Agreement and the Merger by CBB Bancorp shareholders, (2) receipt of required regulatory approvals without the imposition of a condition that, in the reasonable good faith judgment of the board of directors of Southern States Bancshares or the board of directors of CBB Bancorp, would so materially adversely impact the economic benefits of the transaction as contemplated by this Agreement so as to render inadvisable the consummation of the Merger, and receipt of all other requisite consents or approvals, (3) the absence of any law or order preventing or prohibiting the consummation of the transactions contemplated by the Agreement (including the Merger), (4) the effectiveness of the registration statement for the Southern States Bancshares common stock to be issued in the Corporate Merger, (5) receipt by Southern States Bancshares of opinion to the effect that the Corporate Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, (6) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (7) the performance in all material respects by the other party of its obligations under the Agreement, and (8) the absence of any material adverse effect with respect to the other party.

CBB Bancorp’s obligation to consummate the Merger is also subject to their receipt from Performance Trust Capital Partners, of an opinion, from a financial point of view, of the fairness of the consideration under the Corporate Merger to be received by the stockholders of CBB Bancorp. The obligation of Southern States Bancshares to consummate the Merger is additionally subject to the delivery of non-competition and non-disclosure agreements from all members of the CBB Bancorp board of directors and a condition that the number of shares as to which CBB Bancorp stockholders have exercised dissenters’ rights does not exceed seven and one-half percent of the outstanding CBB Bancorp common stock.

The Agreement contains certain termination rights for both Southern States Bancshares and CBB Bancorp and further provides that a termination fee of $1.2 million will be payable by CBB Bancorp to Southern States Bancshares upon termination of the Agreement under certain specified circumstances.

The representations, warranties and covenants of each party set forth in the Agreement were made only for purposes of the Agreement and as of specific dates, and were and are solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them or any descriptions of them as statements of facts or conditions of Southern States Bancshares, CBB Bancorp, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Agreement or such other date as is specified in the Agreement. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding Southern States Bancshares, CBB Bancorp, their respective affiliates, or their respective businesses. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Southern States Bancshares, CBB Bancorp, their respective affiliates or their respective businesses, the Agreement, and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of CBB Bancorp and a prospectus of Southern States Bancshares, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings by Southern States Bancshares with the Securities and Exchange Commission (the “SEC”) from time to time.

The foregoing description of the Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

Support Agreements

In connection with the Agreement, Southern States Bancshares entered into a support agreement with each director of CBB Bancorp who owns shares of CBB Bancorp common stock, a form of which is attached hereto as Exhibit 10.1 (the “Support Agreements”). The CBB Bancorp directors that are party to the Support Agreements beneficially own in the aggregate approximately 29.9% of the outstanding shares of CBB Bancorp common stock. The Support Agreements require, among other things, that the party thereto vote all of his or her shares of CBB Bancorp common stock in favor of the Merger and the other transactions contemplated by the Agreement and to refrain from transfers of any such shares of CBB Bancorp common stock prior to the Effective Date.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Support Agreement, which is attached as Exhibit 10.1 to this Report, and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On February 28, 2024, Southern States Bancshares and CBB Bancorp issued a joint press release announcing the signing of the Agreement. On February 28, 2024, Southern States Bancshares and CBB Bancorp also issued a presentation and CBB Bancorp issued a separate press release describing certain aspects of the Merger. The press releases and presentation are attached to this Current Report on Form 8-K as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, which are incorporated herein by reference.

The information contained in Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or into any filing or other document pursuant to the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Important Information and Where to Find It

This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed acquisition by Southern States Bancshares of CBB Bancorp. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the proposed transaction, Southern States Bancshares will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of CBB Bancorp and a prospectus of Southern States Bancshares (the “Proxy Statement/Prospectus”), and Southern States Bancshares may file with the SEC other relevant documents concerning the proposed Merger. The definitive Proxy Statement/Prospectus will be mailed to shareholders of CBB Bancorp. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY SOUTHERN STATES BANCSHARES, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SOUTHERN STATES BANCSHARES, CBB BANCORP, AND THE PROPOSED TRANSACTION.

Free copies of the Proxy Statement/Prospectus, as well as other filings containing information about Southern States Bancshares, may be obtained at the SEC’s website (http://www.sec.gov) when they are filed by Southern States Bancshares. You will also be able to obtain these documents, when they are filed, free of charge, from Southern States Bancshares at https://ir.southernstatesbank.net/ under the heading “Financials & Filings.” Copies of the Proxy Statement/Prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Southern States Bancshares, Lynn Joyce at 100 Office Park Drive, Birmingham, Alabama 35223, telephone 205-820-8065, or by directing a request to CBB Bancorp, Richard E. Drews, Jr. at 215 East Main Street, Cartersville, GA, telephone 770-387-1922.

Participants in the Solicitation

This Report is not a solicitation of a proxy from any security holder of Southern States Bancshares or CBB Bancorp. However, Southern States Bancshares or CBB Bancorp and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of CBB Bancorp in respect of the proposed Merger. Information about Southern States Bancshares’ directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 14, 2023 and other documents filed by Southern States Bancshares with the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This Report contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, statements relating to the impact Southern States Bancshares and CBB Bancorp expect the Merger to have on the combined entities operations, financial condition, and financial results, and Southern States Bancshares’ expectations about its ability to successfully integrate the combined businesses and the amount of cost savings and other benefits Southern States Bancshares expects to realize as a result of the

Merger. Forward-looking statements also include, without limitation, predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations, and are subject to risks and uncertainties. These statements often, but not always, are preceded by, are followed by or otherwise include the words such as “may,” “can,” “should,” “could,” “to be,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “likely,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “target,” “project,” “would” and “outlook,” or the negative version of those words or other similar words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the banking industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. This may be especially true given recent events and trends in the banking industry and interest rate volatility. Although Southern States Bancshares and CBB Bancorp believe that the expectations reflected in such forward-looking statements are reasonable as of the dates made, they cannot give any assurance that such expectations will prove correct and actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that the proposed Merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the delay in or failure to close for any other reason; the outcome of any legal proceedings that may be instituted against Southern States Bancshares or CBB Bancorp; the occurrence of any event, change or other circumstance that could give rise to the right of one or both parties to terminate the Agreement; the risk that the businesses of Southern States Bancshares and CBB Bancorp will not be integrated successfully; the possibility that the cost savings and any synergies or other anticipated benefits from the proposed Merger may not be fully realized or may take longer to realize than expected; disruption from the proposed Merger making it more difficult to maintain relationships with employees, customers or other parties with whom Southern States Bancshares or CBB Bancorp have business relationships; diversion of management time on Merger-related issues; risks relating to the potential dilutive effect of the shares of Southern States Bancshares common stock to be issued in the proposed Merger; the reaction to the proposed Merger of the companies’ customers, employees and counterparties; and other factors, many of which are beyond the control of Southern States Bancshares and CBB Bancorp. For additional information, refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Southern States Bancshares’ Annual Report on Form 10-K for the year ended December 31, 2022 and any updates to those risk factors set forth in Southern States Bancshares’ Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by Southern States Bancshares with the SEC and are available on the SEC’s website at www.sec.gov. You should not place undue reliance on any such forward-looking statements. All forward-looking statements, expressed or implied, included herein are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Any forward-looking statement speaks only as of the date on which it is made, and Southern States Bancshares and CCB Bancorp do not undertake any obligation to publicly update or revise any forward-looking statement, whether written or oral, and whether as a result of new information, future developments or otherwise, except as specifically required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger by and between Southern States Bancshares, Inc. and CBB Bancorp, dated as of February 27, 2024
10.1	Form of Support Agreement
99.1	Joint Press Release, dated February 28, 2024
99.2	CCB Bancorp Release, dated February 28, 2024
99.3	Presentation, dated February 28, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2024	SOUTHERN STATES BANCSHARES, INC.

	By:	/s/ Lynn Joyce
	Name:	Lynn Joyce
	Title:	Senior Executive Vice President and Chief Financial Officer